UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Resource REIT, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXPLANATORY NOTE

Resource REIT, Inc. recorded a video and created materials that encourage stockholders to vote on the proposals outlined in the proxy materials. Included herein is a transcript of the recording and the additional materials.

Hi, I’m Alan Feldman Chairman and CEO of Resource REIT.

We recently announced that we have entered into an agreement with affiliates of Blackstone Real Estate Income Trust, which will acquire Resource REIT in an all-cash transaction. We are pleased that the purchase price of $14.75 per share represents a 63 percent premium over our most recently published NAV, which was determined by our board of directors as of January 28, 2021.

I want to take this time to thank you for your longstanding support of Resource and ask you to vote as soon as possible.

You should have received proxy materials in the mail or via email. Your vote is important, and the Board and I encourage you to vote in favor of the proposed transaction.

You can vote online or by calling 844 876-6186.

Again, thank you for your time and support!

YOUR VOTE IS NEEDED

RESOURCE

Resource REIT's Board of Directors recommends that you vote **FOR** the proposals described in the proxy materials.

Scan the code with your phone's camera to hear an important message from our CEO, Alan Feldman.

Dear Stockholder,

We are pleased to inform you that we are preparing for the upcoming special meeting of stockholders, which will be held on May 16, 2022. We urge you to vote as soon as possible to ensure that the meeting may occur on time.

Enclosed you will find proxy materials which describe a proposed all-cash purchase of the outstanding shares of Resource REIT. **The proposed purchase price of $14.75/share of common stock, which will be paid in all cash at the closing of the transaction, represents a premium of 63% over the net asset value of $9.06/share of common stock, which was determined by the Board of Directors as of January 28, 2021.** The Board of Directors recommends that you vote in favor of this transaction.

Your vote is very important, and your participation is needed; regardless of the number of shares you own.

If you have questions, or need assistance voting your shares, please call 1-844-876-6186 and a proxy specialist can assist you.

Please join your fellow stockholders and vote today!

Resource REIT, Inc.

Alan Feldman
Chief Executive Officer

FOUR WAYS TO VOTE

PROXY QUESTIONS?
Call 1-844-876-6186

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-844-876-6186 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist.
WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

QR CODE

WITH A SMARTPHONE
Vote by scanning the Quick Response Code or "QR Code" on the Proxy Card/VIF enclosed.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

SAMPLE-LTR

YOUR CLIENTS' VOTES ARE NEEDED

RESOURCE

Resource REIT's Board of Directors recommends that stockholders vote **FOR** the proposals described in the proxy materials.

Scan the code with your phone's camera to hear an important message from our CEO, Alan Feldman.

Dear Financial Advisor,

Your clients who are stockholders of Resource REIT (the "REIT") will shortly be receiving proxy materials related to the proposed merger as described in the proxy materials.

We encourage you to reach out to your clients immediately to request that they vote, and to remind them that **The proposed purchase price of $14.75/share of common stock, which will be paid in all cash at the closing of the transaction, represents a premium of 63% over the net asset value of $9.06/share of common stock, which was determined by the Board of Directors as of January 28, 2021.** The Board of Directors recommends that stockholders vote in favor of this transaction.

The special meeting of stockholders is scheduled to be held on May 16, 2022 and we ask that all stockholders cast their votes promptly upon receiving their proxy materials. Voting is quick and easy, and we have enclosed instructions here should you clients request your guidance directly.

If you have any questions, please contact the Resource Operations Team at (866) 469-0129, or via email at Resourceoperations@ResourceREIT.com. To view a copy of the proxy materials, please visit www.ResourceREIT.com.

We look forward to hearing from you soon.

Alan Feldman
Chief Executive Officer

FOUR WAYS TO VOTE

PROXY QUESTIONS?
Call 1-844-876-6186

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-844-876-6186 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist.
WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

QR CODE

WITH A SMARTPHONE
Vote by scanning the Quick Response Code or "QR Code" on the Proxy Card/VIF enclosed.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

SAMPLE-LTR

RESOURCE

STOCKHOLDER VOTE REQUIRED

PROPOSED LIQUIDATION REQUIRING YOUR IMMEDIATE ACTION

SAMPLE-EPB

RESOURCE

Your vote is important.
Please vote your shares today.

The Resource REIT Special Meeting will be held virtually on May 16, 2022. Whether or not you plan to attend, your vote is very important. **You can vote your shares by internet, telephone, QR code, or mail.**

Simply follow the instructions on the enclosed form. For your convenience, we've highlighted where you can find your unique Control Number. **If you have any questions or need assistance, please call 1-844-876-6186.**

0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.

0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the voting instruction card for your unique Control Number.

FOUR WAYS TO VOTE

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-844-876-6186 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

QR CODE

WITH A SMARTPHONE
Vote by scanning the Quick Response Code or "QR Code" on the Proxy Card/VIF enclosed.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

Let’s Vote on it.

WE NEED YOUR VOTE!

RESOURCE

YOUR VOTE MATTERS.

We’ve made it easy, so take two minutes right now on any device you prefer.

Go to: Proxyvote.com

541465-EPB

RESOURCE

We urgently need your participation. Take action and vote today.

The Resource REIT Special Meeting will be held virtually on May 16, 2022. Whether or not you plan to attend, your vote is very important. **You can vote your shares by internet, telephone, QR code, or mail.**

Simply follow the instructions on the enclosed form. For your convenience, we’ve highlighted where you can find your unique Control Number. **If you have any questions or need assistance, please call 1-844-876-6186.**

0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.

FOUR WAYS TO VOTE

ONLINE
WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE
WITHOUT A PROXY CARD
Call 1-844-876-6186 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

QR CODE
WITH A SMARTPHONE
Vote by scanning the Quick Response Code or "QR Code" on the Proxy Card/VIF enclosed.

MAIL
VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the voting instruction card for your unique Control Number.

RESOURCE

STOCKHOLDER VOTE REQUIRED

WE NEED YOUR VOTE! YOUR VOTE IS MISSING & URGENTLY NEEDED

S41465-EPR

RESOURCE

We urgently need your participation. Take action and vote today.

The Resource REIT Special Meeting will be held virtually on May 16, 2022. Whether or not you plan to attend, your vote is very important. **You can vote your shares by internet, telephone, QR code, or mail.**

Simply follow the instructions on the enclosed form. For your convenience, we've highlighted where you can find your unique Control Number. **If you have any questions or need assistance, please call 1-844-876-6186.**

0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.

0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.

FOUR WAYS TO VOTE

QR CODE

WITH A SMARTPHONE
Vote by scanning the Quick Response Code or "QR Code" on the Proxy Card/VIF enclosed.

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-844-876-61861 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

Shareholders Matter
Sponsored
Attention Resource REIT Investor, important proxy information is coming soon!
RESOURCE
STOCKHOLDER VOTE REQUIRED
PROPOSED LIQUIDATION REQUIRING YOUR IMMEDIATE ACTION
CENTRAL.PROXYVOTE.COM
Click to learn more!
Join your fellow stockholders and participate.
Learn more
Like
Comment
Share

Shareholders Matter
Sponsored
Attention Resource REIT Investor, important proxy information is coming soon!
RESOURCE
STOCKHOLDER VOTE REQUIRED
CENTRAL.PROXYVOTE.COM
Click to learn more!
Join your fellow stockholders and participate.
Learn more
Like
Comment
Share

Shareholders Matter
Sponsored
Important proxy materials have arrived – let your voice be heard today!
CENTRAL.PROXYVOTE.COM
Click or call 1-844-876-6186 to participate!
Join your fellow stockholders and participate.
Learn More
Like
Comment
Share

Shareholders Matter
Sponsored
Stockholder Participation Required: Take action now!
Let's Vote on it.
RESOURCE
CENTRAL.PROXYVOTE.COM
Click or call to participate!
Join your fellow stockholders and participate!
Learn more
Like
Comment
Share

Shareholders Matter
Sponsored
Attention Resource REIT investor: Your participation is urgently needed - please act now!
Let's Vote on it.
RESOURCE
CENTRAL.PROXYVOTE.COM
Click or call to participate!
Join your fellow stockholders and participate!
Learn more
Like
Comment
Share

Shareholders Matter
Sponsored
Time's running out – meeting date is just days away! Act Now!
RESOURCE
EAST.PROXYVOTE.COM
Click or call 1-844-876-6186 to participate!
Join your fellow stockholders and participate!
Learn More
Like
Comment
Share

Shareholders Matter
Sponsored
Deadline is quickly approaching – your participation is needed ASAP!
RESOURCE
EAST.PROXYVOTE.COM
Click or call 1-844-876-6186 to participate!
Join your fellow stockholders and participate!
Learn More
Like
Comment
Share

1

Vote Common Shares by:

May 15, 2022

Control Number:

0123456789012345

This email represents the following share(s):

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

Important Materials: Proxy Statement

Attend the Virtual

Meeting

Attend the Meeting

For holders as of March 3, 2022

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Why Should I Vote?

Make your voice heard on critical issues like board elections and executive compensation. The outcome of the vote can affect the value of your shares.

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ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners.

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